SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant      [x]

Filed by a party other than the Registrant     [  ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement

[  ]   Confidential, for Use of the Commission Only (as permitted by Rule   14a-6(e)(2))

[x]   Definitive Proxy Statement

[  ]   Definitive Additional Materials

[  ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  Northeast Bancorp

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required

[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing party:

(4)   Date Filed:

NORTHEAST BANCORP

500 Canal Street

Lewiston, Maine  04240

October 6, 2006

Dear Shareholder:

On behalf of the Board of Directors, we cordially invite you to attend the Annual Meeting of Shareholders of Northeast Bancorp (the “Company”) which will be held at the Hilton Garden Inn – Auburn River Watch located at 14 Great Falls Plaza, Auburn, Maine 04210 on Wednesday, November 8, 2006, at 11 a.m., local time.

At the Annual Meeting, shareholders will be asked (i) to elect eleven directors as members of the Board of Directors of the Company for a one year term and (ii) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.  On the following pages you will find the Notice of the Annual Meeting of Shareholders and the Proxy Statement giving information concerning matters to be acted upon at the meeting.  Of course, we will be present at the Annual Meeting to answer any questions you might have.

I sincerely hope you will be able to attend the Annual Meeting.  HOWEVER, WHETHER OR NOT YOU ARE ABLE TO ATTEND THE ANNUAL MEETING, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED.  Accordingly, please sign, date, and return the enclosed proxy card which will indicate your vote upon the various matters to be considered.  If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

We thank you for your continued support and look forward to seeing you at the Annual Meeting of Shareholders.

Very truly yours,

James D. Delamater
President and Chief Executive Officer

NORTHEAST BANCORP

500 Canal Street

Lewiston, Maine 04240

____________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on November 8, 2006

____________________________

TO THE SHAREHOLDERS OF NORTHEAST BANCORP:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of the Shareholders of Northeast Bancorp, a Maine corporation (the “Company”), will be held at the Hilton Garden Inn – Auburn River Watch located at 14 Great Falls Plaza, Auburn, Maine 04210 on Wednesday, November 8, 2006, at 11 a.m., local time, to consider and act on the following matters:

1.

Election of eleven directors to serve as members of the Board of Directors of the Company for a one year term; and

2.

Such other business as may properly come before the meeting or adjournment thereof.

Only shareholders of record at the close of business on September 15, 2006 are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments thereof. Each shareholder, even though he or she may presently intend to attend the Annual Meeting, is requested to sign and date the accompanying proxy card and return it without delay in the enclosed postage-paid envelope.  Any Shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person on each matter brought before the Annual Meeting.

By Order of the Board of Directors
and the President

Suzanne M. Carney
Clerk
Lewiston, Maine
October 6, 2006

NORTHEAST BANCORP

500 Canal Street

Lewiston, Maine  04240

_________________________________________________

PROXY STATEMENT

2006 ANNUAL MEETING OF SHAREHOLDERS

To Be Held November 8, 2006

_________________________________________________

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Northeast Bancorp, a Maine corporation (the “Company”), of proxies to be voted at the 2006 Annual Meeting of Shareholders to be held on Wednesday, November 8, 2006, at 11 a.m., local time (the “Annual Meeting”), and at any adjournment thereof.  The Annual Meeting will be held at the Hilton Garden Inn – Auburn River Watch located at 14 Great Falls Plaza, Auburn, Maine 04210.

At the Annual Meeting, shareholders will be asked to consider and vote on the election of eleven nominees to serve as directors of the Company for a one year term, and such other business as may properly come before the meeting.

This Proxy Statement and the enclosed form of proxy are first being sent to shareholders, together with the Notice of Annual Meeting, on or about October 6, 2006.

A copy of the Company’s Annual Report to Shareholders for the fiscal year ended June 30, 2006 (the “2006 Annual Report”), including financial statements, accompanies this Proxy Statement, but is not part of the proxy solicitation materials.

Shareholders are urged to complete, date, and sign the accompanying form of proxy and return it promptly in the envelope provided with these materials.  No postage is necessary if the proxy is mailed in the United States in the accompanying envelope.

PROXIES AND VOTING AT THE MEETING

Record Date and Voting Rights

The Board of Directors has fixed the close of business on September 15, 2006 as the record date (the “Record Date”) for the determination of the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof.  As of the Record Date, the Company had issued and outstanding approximately 2,452,132 shares of common stock, $1.00 par value per share (“Common Stock”), constituting the Company’s only class of voting securities outstanding and entitled to vote at the Annual Meeting.  Each share of Common Stock outstanding on the Record Date entitles the record holder to cast one vote with respect to each matter to be voted upon at the Annual Meeting.  The presence of a majority of the Company’s outstanding Common Stock as of the Record Date, in person or represented by proxy, will constitute a quorum at the Annual Meeting.

Directors are elected by a plurality of the votes cast at a meeting in which a quorum is present.  In connection with the election of directors, votes may be cast in favor of or withheld from each nominee.  Votes withheld from director nominees will be counted in determining whether a quorum has been reached.  However, since directors are elected by a plurality, a vote against a director nominee and votes withheld from a nominee or nominees generally will not affect the outcome of the election.

Approval of other matters submitted to shareholders at a meeting where a quorum is present requires approval by a majority of the votes which are cast at the meeting by holders of shares entitled to vote on the subject matter, unless the Company’s articles of incorporation or bylaws or state law requires a greater number of votes.

Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum; but since they are neither a vote cast in favor of, nor a vote cast opposing, a proposed action, abstentions and broker non-votes typically will not be counted as a vote cast on any routine matter.  A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter. Therefore, abstentions and broker non-votes generally have no effect under Maine law with respect to the election of directors or other matters requiring the approval of a percentage of votes cast at the meeting.

Voting and Revocation of Proxies

All properly executed proxies received prior to or at the Annual Meeting will be voted in accordance with the instructions indicated on such proxies, if any.  If no instructions are indicated with respect to any shares for which properly executed proxies have been received, such proxies will be voted FOR the election of each of the Board of Directors’ nominees for directors.  The Company is not aware of any matter to be presented at the Annual Meeting other than those matters described in the Notice of Annual Meeting.  If, however, any other matters are properly brought before the Annual Meeting for consideration, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

Any shareholder giving a proxy may revoke it at any time before it is exercised by duly executing and submitting a later-dated proxy, by delivering written notice of revocation to the Company which is received at or before the Annual Meeting, or by voting in person at the Annual Meeting (although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of the proxy).  Any written notice revoking a proxy should be sent to the Clerk of the Company at the Company’s principal executive offices, located at the address set forth above.

CORPORATE GOVERNANCE

The Board of Directors

The Board of Directors, which is elected by the shareholders, is responsible for the overall management of the business and affairs of the Company.  It has the ultimate decision-making authority, except with respect to those matters reserved to the shareholders.  The Board and its committees review the Company’s long-term strategic plans and exercise direct decision-making authority in a number of areas, such as declaring a dividend.  The Board of Directors selects, advices and monitors the performance of the senior management team which is charged with the conduct of the Company’s business and the implementation of the board’s strategic plan.  The Board of Directors also reviews development and succession plans for the Company’s senior executive officers as needed.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines that govern the structure of the Board of Directors and outline the Board’s policies on a number of the Company’s corporate governance issues and procedures.  These guidelines embody long-standing practices of the Company and also include procedures designed to incorporate current corporate governance best practices.  The Company’s corporate governance practices are designed to align the interests of the Board and management with those of the Company’s shareholders and to promote honesty and integrity throughout the Company.  Portions of the Corporate Governance Guidelines are described below and are available as described herein.

Director Qualifications and Independence

The Corporate Governance Guidelines require that the Board of Directors consist of a majority of independent directors.  In general, the Board of Directors determines independence on the basis of standards established by American Stock Exchange (the “AMEX rules”) and other facts and circumstances the Board considers relevant.

The AMEX rules provide that a director will not qualify as independent unless the Board affirmatively determines that the director has no material relationship with the Company that would interfere with the exercise of independent judgment.  Subject to some exceptions, the AMEX rules generally provide that a director will not be independent if (a) the director is, or in the past three years has been, employed by the Company or any of its subsidiaries; (b) the director has an immediate family member who is, or in the past three years has been, an executive officer of the Company or any of its subsidiaries; (c) the director or a member of the director’s immediate family has received payments from the Company of more than $60,000 during the current or any of the past three fiscal years, other than for service as a director or in connection with loans or deposits made by Northeast Bank (the “Bank”), the Company’s wholly-owned subsidiary to such persons in the ordinary course of business, (d) the director or a member of the director’s immediate family is a current principal of Baker Newman & Noyes, Limited Liability Company (“BNN”), our independent auditors, or is, or in the past three years, has been, employed by BNN in a professional capacity and worked on the Company’s audit;  (e) the director or member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where the Company's executive officer serves on the compensation committee; or (f) the director or a member of the director’s immediate family is a partner in, or a controlling shareholder or an executive officer of, an entity that makes payments to or receive payments from the Company in an amount which, in any fiscal year during the past three years, exceeds the greater of $200,000 or 5% of the other entity’s consolidated gross revenues.

The Board of Directors and its Nominating and Corporate Governance Committee (the “Corporate Governance Committee”) evaluates the relationships between each director (or his or her immediate family members and related interests) and the Corporation and its subsidiaries to determine compliance with the AMEX rules described above.  Based on that review, the Board of Directors has affirmatively determined, as of September 15, 2006, upon the recommendation of the Corporate Governance Committee, that every director, other than Messrs. Delamater, Jackson, and Lazenby, are independent under these standards.  However, the Corporation purchased real estate relating to one of its branches from Mr. Schiavi on September 1, 2006.  Upon further investigation, the Corporation has determined that, as a result of that purchase, Mr. Schiavi can no longer be considered independent, from and after September 1, 2006, under the AMEX rules.

Executive Sessions of the Board.

As provided in the Corporate Governance Guidelines, the independent directors of the Company will normally meet in executive session at least four times per year following a meeting of the Board of Directors.  Since the Chairman of the Board is an independent director, the Chairman serves as the presiding director at these sessions.

Board Attendance and Annual Meeting Policy.

It is the Company’s policy that directors should make every effort to attend each meeting of the Board of Directors, each meeting of the committees on which they serve, and the Company’s annual meeting of shareholders.  During the fiscal year ended June 30, 2006 (the “2006 fiscal year”), there were 12 meetings of the Board of Directors, and each of the directors attended at least 75% of the meetings of the Board of Directors and committees on which he or she served. A regular meeting of the Board of Directors is scheduled in conjunction with the annual meeting.  All directors attended the 2005 annual meeting of shareholders other than James Day and Ronald Goguen.

Board Committee Membership and Meetings.

The Board of Directors has established various committees to assist the Board in fulfilling its responsibilities.  All of the members of the committees are nominated by the Corporate Governance Committee and appointed by the Board of Directors.  The Board of Directors had four standing committees during the 2006 fiscal year: Audit Committee, Personnel and Compensation Committee, Corporate Governance Committee, and Executive Committee.  Members of these committees are elected annually at the Board of Directors’ meeting following the annual meeting of shareholders.  Each of these committees, except for the Executive Committee, is composed entirely of independent directors and operates under a charter approved by the Board of Directors setting out the purposes and responsibilities of the committee.  The committees of the Board of Directors annually review and, as appropriate, revise the committees’ charters to reflect, among other things, changing regulatory developments.  Descriptions of  these committees are provided below:

•   Audit Committee.  The audit committee currently consists of four directors, all of whom are independent under the AMEX rules and other SEC rules and regulations applicable to audit committees.

    The Audit Committee is responsible for ensuring that an adequate audit program and controls exist and its duties include: (i) conducting an annual review of the adequacy of the Company’s system of internal accounting and its audit program, including a review of the activities of its subsidiary Bank’s examining committees, maintaining direct reporting responsibility and regular communication with the Company’s internal audit staff, and reviewing the scope and results of the internal audit procedures of the Company and its subsidiary; (ii) ensuring the integrity of the consolidated financial statements of the Company; (iii) the engagement or discharge of the  Company’s independent public accountants and pre-approving any non-audit services; (iv) meeting with the independent public accountants to review the plans and results of the audit engagement, to review all reports of independent auditors and bank regulatory examinations, and to respond to such reports; (v) approving the services to be performed by the independent public accountants and giving consideration to the range of the audit and non-audit fees; (vi) establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, and auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters, and (vii) ensuring the integrity of the Company’s internal loan review system.  As a part of its duties, the Audit Committee reviews with management and the independent auditor the annual and quarterly financial statements of the Company, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and any material changes in accounting principles or practices used in preparing the financial statements prior to filing of a report on Form 10-K or 10-Q with the SEC.  The audit committee reviews annually the scope of the proposed internal audit, external audit, and credit review activities and also reviews the actual coverage of those activities.  The audit committee also reviews annually, together with management, the independent public accountant and the contents and conclusions of the audited financial statements.  Additional information regarding the functions performed by the Audit Committee and its membership is set forth in the “Report of Audit Committee” included below.  The Audit Committee, which is comprised of Stephen W. Wight, John B. Bouchard, James P. Day, and Judith W. Kelley, held 7 meetings during the 2006 fiscal year.  The Board of Directors has determined that Mr. Day and Ms. Kelley qualify as audit committee financial experts.

•   Personnel and Compensation Committee.  The Personnel and Compensation Committee currently consists of five directors.  The Personnel and Compensation Committee provides overall guidance with respect to the establishment, maintenance and administration of the Company’s compensation policies, programs, and employee benefit plans, including the review and recommendation of the chief executive officer’s and other executive officers’ compensation.  The Personnel and Compensation Committee also reviews and makes recommendations to the Board of Directors as to the form and amount of compensation for the Company’s directors.  The Personnel and

Compensation Committee, which is comprised of John Rosmarin, John B. Bouchard, Ronald J. Goguen, John H. Schiavi, and Dennis A. Wilson, held 6 meetings during the 2006 fiscal year.  As mentioned above, Mr. Schiavi will cease to serve on the Personnel and Compensation Committee for fiscal year 2007.

•   Corporate Governance Committee.  The Corporate Governance Committee currently consists of four directors.  The Corporate Governance Committee identifies individuals qualified to become board members and recommends to the Board nominees for election of directors, consistent with criteria approved by the Board.  In addition, the Corporate Governance Committee recommends to the Board the Company’s corporate governance guidelines.  The Corporate Governance Committee also leads the Board in its annual self-evaluation and review of management’s performance and recommends to the Board membership for each Board committee.  In the event of a vacancy in the office of the Chief Executive Officer, the Corporate Governance Committee, together with the executive committee, is responsible for recommending a successor to the full Board.  The Corporate Governance Committee, which consists of Judith W. Kelley, John Rosmarin, James P. Day, and Stephen W. Wight held 2 meetings during the 2006 fiscal year.

•   Executive Committee.  The Executive Committee of the Board of Directors is empowered to act on behalf of, and to exercise all the powers of, the full Board of Directors in the management of the business and affairs of the Company when the Board of Directors is not in session, except to the extent limited by the Company’s Articles of Incorporation or Bylaws, or by Maine law.  The Executive Committee, consisting of Judith W. Kelley, James D. Delamater, John Rosmarin, Pender J. Lazenby, and Stephen W. Wight, did not meet during the 2006 fiscal year.

Director Compensation.

Directors of the Company also are directors of the Bank.  Each director receives a combined annual retainer from the Company and the Bank in the amount of $4,000.  In addition, each director receives $700 for each meeting of the Board of Directors of the Company or the Bank that they attend, and an additional $200 for each committee meeting that they attend (only if such committee meeting is held on a day other than one on which a Board of Directors meeting is held).  Directors receive only one meeting fee when meetings of the Board of Directors of the Company and the Bank are held on the same day.  The Chairman of the Board of the Company and the Bank each receive an additional annual retainer of $4,000 for services rendered in such capacity.

Director Nomination Process.

The Corporate Governance Committee generally identifies director candidates through recommendations made by its independent directors, but will consider candidates proposed or suggested by Board members, management, third party search firms retained by the Corporate Governance Committee and shareholders.

The Corporate Governance Committee is responsible for assessing all director candidates and recommending nominees to the Board.  Pursuant to the Corporate Governance Guidelines, the Corporate Governance Committee and the Board will select director nominees based on the merit, qualifications, performance and competency of the candidate and the Company’s business needs.  Candidates must be individuals of the highest character and integrity who possess significant experience or skills that will benefit the Corporation and must be free of conflicts of interest that would interfere with their ability to discharge their duties or violate any applicable laws or regulations.  The Board of Directors also believes that its directors ideally should reflect a mix of experience and other qualifications.  There is, however, no firm requirement of minimum qualifications or skills that a candidate must possess.

When evaluating nominees, the composition of the entire Board is taken into account including the need for a majority of independent directors; the diversity of experience and background represented on the Board; the need for financial, business, academic, public and other expertise on the Board and its committees;

and the desire for directors working cooperatively to represent the best interests of the Company and its shareholders, customers, communities and employees.  Candidates must be willing and able to devote the time necessary to discharge their duties and have the desire to represent and evaluate the interests of the Company as a whole.  Also, the assessment of a candidate includes consideration of the number of public boards on which he or she serves.  A director who has reached the age of 72 will not be nominated for election to the Board.

Shareholders also may nominate persons for election as directors at an annual shareholders’ meeting if such nominations are made in accordance with the procedures set forth in the Company’s Articles of Incorporation, and such shareholder nominees will be considered by the Corporate Governance Committee.  The Articles of Incorporation require that advance notice of such proposed nomination shall be received by the Secretary of the Company not less than thirty (30) days nor more than sixty (60) days prior to any meeting of the shareholders called for the election of the Directors; provided, however, that if fewer than fourteen (14) days’ notice of the meeting is given to shareholders, such written notice of a proposed nomination shall be received not later than the close of the tenth day following the day on which the notice of the meeting was mailed to shareholders.  Each notice shall set forth (a) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (b) the principal occupation or employment of each such nominee, and (c) the number of shares of stock of the Company which are beneficially owned by each such nominee.  The shareholder making the nomination must be present in person or by proxy at the meeting.

Communications with Directors.

The Board of Directors has established a process for shareholders and other interested parties to communicate with the Board or a particular director.  Such individual may send a letter to Northeast Bancorp, Attention:  Corporate Clerk, 500 Canal Street, Lewiston, ME 04240.  The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.”  All such letters should state whether the intended recipients are all members of the Board or just certain specified individual directors.  The Corporate Clerk will circulate the communications (with the exception of commercial solicitations) to the appropriate director or directors.  Communications marked “Confidential” will be forwarded unopened.  A log of all correspondence addressed to the directors will be kept for periodic review by the Corporate Governance Committee and any other interested director.

Code of Ethics.

The Board adopted a Code of Ethics which applies to all of the Company’s directors, officers and employees, including its principal executive officer, principal financial officer and principal accounting officer.  The Company is committed to the highest standards of ethical and professional conduct, and the Code of Conduct and Ethics provides guidance in how to uphold these standards.  The Code of Ethics consists of basic standards of business practice as well as professional and personal conduct.  Any amendments to, or waivers of, the Code of Ethics (to the extent applicable to the principal executive officer, principal financial officer or principal accounting officer) will be promptly disclosed by the Company.  The Corporate Governance Committee has been charged with monitoring, overseeing, and reviewing compliance with the Ethics Code.

Availability of Corporate Governance Documents

The full text of the Corporate Governance Guidelines, the Ethics Code, and the charters of the Audit Committee, the Personnel and Compensation Committee, and the Corporate Governance Committee are all available on the Company’s website located at www.northeastbank.com.  In addition, a copy of each of these documents, other than the Personnel and Compensation Committee Charter, were attached as Appendices to the Company’s proxy statement dated October 6, 2004.

PROPOSAL I

ELECTION OF DIRECTORS

In accordance with the Company's Articles of Incorporation and bylaws, and based on the recommendation of the Corporate Governance Committee, the Board of Directors has fixed the number of directors to be elected at the Annual Meeting at eleven.  All of the Company's current directors have been nominated for re-election as directors of the Company to hold office until the 2007 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

It is intended that the proxies received from shareholders, unless contrary instructions are given therein, will be voted FOR the election of the nominees named below, each of whom has consented to being named herein and has indicated his or her intention to serve if elected.  If any nominee for any reason should become unavailable for election or if a vacancy should occur before the election, it is intended that the shares represented by the proxies will be voted for such other person as the Company’s Board of Directors shall designate to replace such nominee.  The Board of Directors has no reason to believe that any of the nominees will not be available or prove unable to serve if so elected.

Nominees for Director

The age of each nominee, their positions and offices with the Company and the Bank, their term of office as a director of the Company, their business experience during the past five years or more, and additional biographical data is set forth below.  Information with respect to the nominees is as of September 15, 2006, except as otherwise stated.

Name of Nominee	Age	Position with Company (1)	Director Since
Judith W. Kelley	50	Chairman of the Board	1994
John Rosmarin	58	Vice Chairman of the Board	1997
James D. Delamater	54	President, Chief Executive Officer, and Director	1987
John B. Bouchard	70	Director	1996
James P. Day	46	Director	2003
Ronald J. Goguen	60	Director	1990
Philip C. Jackson	61	Senior Vice President of Bank-Trust Operations and Director	1987
Pender J. Lazenby	56	Chief Risk Officer and Director	2003
John H. Schiavi	66	Director	1998
Stephen W. Wight	62	Director	1987
Dennis A. Wilson	71	Director	1989

______________

(1)

The board of directors of the Bank is identical to that of the Company.

All directors of the Company hold office until the earlier of the next annual meeting of the shareholders and until their successors have been duly elected and qualified, or their death, resignation, or removal.

Judith W. Kelley has been the Chairman of the Board of the Company and the Bank since 2002 and has been a director of the Company and the Bank since 1994.  Ms. Kelley, a certified management accountant (“CMA”), also is the CEO of Aqua Maine, Inc., a water utility serving various communities in Maine.

John Rosmarin has been Vice Chairman of the Board of Directors of the Company since 2002 and a director of the Company and the Bank since 1997.  Mr. Rosmarin is the President and Chief Executive Officer of Saunders Manufacturing Company, Inc., an office products manufacturer and distributor, a position he has held since 1982.

James D. Delamater has been President, Chief Executive Officer, and a director of the Company and the Bank since 1987.

John B. Bouchard has served as a director of the Company and the Bank since 1996.  Mr. Bouchard is the owner of John B. Bouchard Builder, a construction contractor.

James P. Day has been a director of the Company and the Bank since April 2003.  Mr. Day is, and has been since 2000, the President of LRI, Inc., a real estate development company in Lewiston, Maine.  From 1987 to 2000, Mr. Day served as the Treasurer of LRI, Inc. (and its predecessor, Lewiston Raceways, Inc.).

Ronald J. Goguen has been a director of the Company and the Bank since 1990. He is President and Chief Executive Officer of Landdrill International, Inc., a Canadian corporation that provides contract drilling services primarily to companies in the mineral and metals industries.  Mr. Goguen also is the President of Royal Oaks Real Estate, Inc. and also of Royal Oaks Golf & Country Club, Inc.

Philip C. Jackson has been a director of the Company and the Bank since 1987.  Mr. Jackson also has served as the Senior Vice President of the Bank’s Trust Operations since 1997.  From 1991 to 1994, Mr. Jackson served as President of Bethel Savings, the predecessor to the Bank.

Pender J. Lazenby has been a director of the Company and the Bank since 2003.  Further, since February 2005, Mr. Lazenby has served as the Chief Risk Officer and Senior Vice President of Northeast Bank.  Before joining the Board of Directors, Mr. Lazenby had served in a variety of positions with FleetBoston (and BankBoston prior to its acquisition in 1999) from 1994 until his retirement at the end of 2002. During this period, Mr. Lazenby served as Executive Credit Officer (1999-2000) and Senior Approval Authority (2001-2002) in Corporate Banking (FleetBoston); Group Senior Credit Officer in Corporate Banking (1998-2000) and in Commercial Real Estate (1994-1998) at BankBoston.

John H. Schiavi has been a director of the Company and the Bank since 1997.  Mr. Schiavi has been the President and sole owner of Schiavi Enterprises, a real estate development firm, since 1962.  He also serves on the board of directors of Major Drilling.

Stephen W. Wight has been a director of the Company and the Bank since 1987.  Mr. Wight is the owner of Sunday River Inn, LLC, a resort hotel, and the manager of Wight Enterprises LLC, a property management company.

Dennis A. Wilson has been a director of the Company and the Bank since 1989.  Mr. Wilson is the President and sole owner of D.A. Wilson & Co., a trucking company.

There is no family relationship between any of the Company’s directors, nominees to serve as director, or executive officers.  There are no arrangements between any director or director nominee of the Company and any other person pursuant to which he or she was, or will be, selected as a director.

The Board of Directors recommends a vote FOR

the election of all 11 nominees.

COMPENSATION OF EXECUTIVE OFFICERS

Executive Compensation

The following summary compensation table sets forth the cash and non-cash compensation paid to or accrued for the past three fiscal years for the Company’s Chief Executive Officer and for the four other most highly compensated executive officers of the Company or its subsidiaries whose total compensation exceeded $100,000 for the fiscal year ended June 30, 2006 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

		Annual Compensation
Name and Title	Fiscal Year	Salary	Bonus	All Other Compensation (1)
James D. Delamater President and Chief Executive Officer	2006	$225,175	$15,000	$8,666
	2005	$198,806	$16,500	$7,784
	2004	$188,846	$15,000	$7,517

Robert S. Johnson Chief Financial Officer	2006	$129,658	$10,000	$4,427
	2005	$115,436	$ 5,000	$3,961
	2004	$110,074	$ 5,000	$3,772

Marcel C. Blais Chief Operating Officer, Retail Banking	2006	$129,656	$10,000	$4,240
	2005	$115,425	$ 5,000	$3,722
	2004	$110,064	$ 5,000	$3,608

Pender J. Lazenby Chief Risk Officer	2006	$124,294	$10,000	$4,642
	2005	$ 32,760	$ 0	$ 229
	2004	$ 0	$ 0	$ 0

Gary W. Berlucchi Senior Vice President, Operations and Admin Services	2006	$114,886	$ 5,000	$4,039
	2005	$115,946	$ 5,000	$3,821
	2004	$110,064	$ 5,000	$3,649

Philip C. Jackson Senior Vice President, Trust Operations	2006	$ 95,385	$ 5,000	$3,976
	2005	$ 81,974	$ 5,000	$3,354
	2004	$ 71,542	$ 5,000	$2,757

(1)   These amounts include payments made in 2006, 2005, and 2004, respectively, as follows:

        (i) term life insurance premiums of $792, $373 and $897 for Mr. Delamater; $537, $498 and $469 for Mr. Johnson; $350, $325 and $306 for Mr. Blais; $913, $229 and $0 for Mr. Lazenby; and $1,185, $931 and $877 for Mr. Berlucchi; and $1,115, $895 and $611 for Mr. Jackson.

        (ii) matching 401k contributions of $6,590, $5,657 and $5,337 for Mr. Delamater; $3,890, $3,463 and $3,302 for Mr. Johnson; $3,890, $3,397 and $3,302 for Mr. Blais; $3,729, $0 and $0 for Mr. Lazenby; $2,854, $2,890 and $2,771 for Mr. Berlucchi;  and $2,861, $2,459 and $2,146 for Mr. Jackson.

        (iii) automobile reimbursement allowance of $1,284, $1,754 and $1,283 for Mr. Delamater.

Stock Option Grants

As of June 30, 2006, the Company did not have any long-term incentive plans nor had it awarded any restricted shares.  During the fiscal year ended June 30, 2006, no stock options were awarded to any of the Named Executive Officers covered by the Summary Compensation Table.

Aggregated Options Exercised in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth, for each of the Named Executive Officers, the number of shares of Common Stock acquired pursuant to the exercise of stock options during the 2006 fiscal year, the number of the stock options held at June 30, 2006, and the realizable gain of the stock options that are “in-the-money.”

The in-the-money stock options are those with exercise prices that are below the year-end stock price because the stock value grew since the date of the grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTIONS VALUES

			Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End (1)(2)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
James D. Delamater	1,500	$19,005	20,000	0	$215,125	$0
Robert S. Johnson	0	$ 0	0	0	$ 0	$0
Marcel C. Blais	5,500	$32,553	0	0	$ 0	$0
Pender J. Lazenby	0	$ 0	0	0	$ 0	$0
Gary W. Berlucchi	3,000	$26,300	0	0	$ 0	$0
Philip C. Jackson	1,500	$19,005	8,500	0	$100,387	$0

(1)   Based upon the closing price of the Common Stock as quoted by the American Stock Exchange on June 30, 2006 of $21.00 per share.

(2)   Value represents fair market value at exercise minus exercise price.

Employment Agreements

The Company does not have employment agreements with any of the Named Executive Officers.

401(k) Plan Employees Savings Plan

The Company maintains a tax-deferred defined contribution plan (the “401(k) Plan”) for its employees.  Each employee who is scheduled to work at least 1,000 hours per year and are at least 18 years of age may elect to participate in the 401(k) Plan.  Under the 401(k) Plan, a participating employee is given an opportunity to make an elective contribution under a salary deferral savings arrangement of up to a maximum of 15% of the participant’s pre-tax compensation up to a maximum of $11,000 per year.  Each such contribution is fully vested in the participant.  In addition, the Company may, in its sole discretion, make a separate matching contribution on behalf of employees who elect to participate in the plan by contributing an amount equal to a specified percentage of their compensation to the plan.  Messrs. Delamater, Johnson, Blais, Lazenby, Berlucchi, and Jackson participated in the 401(k) Plan at approximately 6.51%, 8.12%, 9.29%, 15.35%, 10.09%, and 8% of their salaries, respectively.  For the year ended June 30, 2006, the Company made 401(k) matching contributions on behalf of its employees in the amount of approximately $181,000.  No profit sharing contributions were paid under the plan for the fiscal year ended June 30, 2006.

REPORT ON EXECUTIVE COMPENSATION

Overview

The Personnel and Compensation Committee is comprised entirely of independent directors, none of whom is a current officer or employee of the Company or any of its subsidiaries.  The Personnel and Compensation Committee is responsible for the establishment of policies governing, and for the implementation, administration, and interpretation of, all aspects of executive compensation, which includes base salary, bonuses, and stock based incentive awards.  Executives also participate in benefit programs that are generally available to employees of the Company, including medical benefits and a 401(k) Plan and profit sharing plan.  The Personnel and Compensation Committee reviews compensation levels of management and evaluates executive performance.  For fiscal year 2007, Mr. Schiavi will no longer be  able to serve on the Personnel and Compensation Committee as a result of a real estate purchase transaction which prevents him from being considered to be “independent”.

Objectives of the Executive Compensation Program

The objectives of the compensation program are to attract and retain a high quality executive team and to encourage that team to achieve profitable growth and thereby increase shareholder value.  To meet these objectives, the Company’s compensation packages are intended to provide (i) an overall level of compensation that is competitive, and (ii) bonuses and/or stock-related compensation that reflect business results.  The Personnel and Compensation Committee believes that a recognition of, and reward for, individual and collective contributions maximizes shareholder value by encouraging and fostering consistently improving financial performance.

The compensation of senior management is generally comprised of three components: (a) a base salary that reflects the scope of the executive’s responsibility and is competitive within the Company’s geographic base, (b) annual cash-based incentive bonuses tied to the Company’s success in achieving certain financial performance goals established in advance by the Personnel and Compensation Committee, and (c) stock-based incentive awards, such as stock option grants, which provide rewards and incentives for enhancing shareholder value.

Base Salaries

Base salaries offer security to executives and allow the Company to attract competent executive talent and maintain a stable management team.  The Personnel and Compensation Committee regularly reviews the base salary of its executives, including each of its Named Executive Officers, with a view to providing both a competitive compensation package and to providing appropriate incentives to seek long-term growth in shareholder values.  Base salaries are targeted at market levels and are determined by evaluating the executive’s levels of responsibility, prior experience, breadth of knowledge, internal equity issues, and external pay practices.  In evaluating the compensation packages provided to its executives, the Personnel and Compensation Committee reviews compensation and financial data provided in annual surveys conducted by Berry, Dunn, McNeil & Parker to compare its compensation practices with those provided to executives performing similar jobs as the Company’s executives.

Increases to base salaries, when given, are driven primarily by individual performance, evaluated based on sustained levels of individual contribution to the Company.  The Personnel and Compensation Committee considers the executive’s efforts in promoting the Company objectives, continuing educational and management training, improving product quality, developing relationships with customers, vendors, and employees, and demonstrating leadership abilities and other goals.

Bonus Program

On an annual basis, the Personnel and Compensation Committee has the discretion to propose and recommend to the Board of Directors the payment of bonuses to the Chief Executive Officer of the Company.  These awards are to be based upon job responsibilities, attainment of corporate financial goals, contributions to the business and other goals of the Company, including overall performance.  The payment of a bonus to such individual is subject to the sole discretion of the Personnel and Compensation Committee and the Board of Directors of the Company.  There is no specific formula, performance target, or other required performance measures that must be achieved in order to receive a bonus.  However, the Board of Directors does reserve the right to calculate bonuses based upon certain performance criteria.  On the other hand, achievement of certain financial results will not ensure the payment of bonuses either.  Instead, bonuses are used as a tool for maintaining the competitiveness of the overall compensation paid to its Chief Executive Officer in light of current market conditions, and the Company’s overall performance.  To the extent that the base salary or adjustments in base salary are sufficient for these purposes, bonuses may not be recommended despite a strong performance, and vice versa.

Stock Option Plans

The key officers and employees of the Company, including the Named Executive Officers, are eligible to receive stock option awards under the Company’s stock option plans.  Stock options are granted at an option exercise price equal to the fair market value of the Common Stock on the date of the grant.  Accordingly, stock options have value only if the stock price appreciates in value from the date that the options are granted.  The stock option plans focus executives and other participants on the creation of shareholder value over the long-term and encourage equity ownership in the Company.

Compensation of Chief Executive Officer

The Company’s Board of Directors relies on its Chief Executive Officer to provide effective leadership and to successfully execute the Company’s business plan and strategies.  Subject to the approval of the Board of Directors, the Personnel and Compensation Committee establishes Mr. Delamater’s base salary, bonuses, and stock option grants in accordance with the Company’s compensation philosophy.  In making its determination of the appropriate fiscal year 2006 base salary, the Personnel and Compensation Committee reviewed and analyzed surveys of compensation paid to chief executive officers of similarly sized institutions, and it evaluated the performance of Mr. Delamater.  The Personnel and  Compensation Committee also considered other factors (without specific weighting) in evaluating Mr. Delamater’s performance and the appropriateness of his salary and bonuses including, among other things, his ability to meet net income objectives, improvement in the company’s return on equity and efficiency ratios, and other goals established by the Committee and approved by the Board of Directors. The Personnel and Compensation Committee determined in October 2005 that an increase in Mr. Delamater’s base salary of 20% was warranted in order to maintain the competitiveness of the Company’s compensation package and to reflect Mr. Delamater’s contributions to the Company’s growth and operating results.  Overall, the Chief Executive Officer’s compensation is in keeping with the average compensation paid to chief executive officers at similarly sized financial institutions.

Conclusion

The Personnel and Compensation Committee believes that its executive compensation policies and programs effectively serve the interests of the Company and its shareholders.  The compensation packages are appropriately balanced to provide security and competitive levels of compensation to its executives while simultaneously providing increased motivation to contribute to the Company’s overall future success and long-term enhancement of shareholder value.  We will continue to monitor the effectiveness of our total compensation policies and programs to insure that they continue to meet the needs of the Company.

This report is respectfully submitted by:

PERSONNEL AND COMPENSATION COMMITTEE

John Rosmarin, Chairman	John H. Schiavi
John B. Bouchard	Dennis A. Wilson
Ronald J. Goguen

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the 2006 fiscal year, Messrs. Rosmarin, Bouchard, Goguen, Schiavi and Wilson served on the Personnel and Compensation Committee.  None of the individuals is, or has been, an officer or an employee of the Company or the Bank.  However, for fiscal year 2007, Mr. Schiavi will no longer serve on the Personnel and Compensation Committee as a result of a real estate purchase transaction which prevents Mr. Schiavi from being considered to be “independent”.

Messrs. Goguen and Schiavi, directors of Northeast Bancorp, each hold a 8.5% equity interest, or an aggregate of 17%, in Saratoga Capital Management, LLC (“SCM”), a Delaware limited liability company, which serves as the investment manager of Saratoga Advantage Trust (“SAT”).  SAT, an investment company organized under the Investment Company Act of 1940, operates several mutual fund investments.  SCM has granted a license to the Bank’s trust department to use the Saratoga Capital Management Asset Allocation Software which assists its customers in selecting an asset allocation mix which is tailored to the customers’ specific needs and investment goals.  In addition, the SAT mutual funds are offered to the trust department’s customers on a non-exclusive basis.  As a result of this relationship, through June 30, 2006, the trust department had placed approximately $10,423,168 in SAT mutual fund investments, which are indirectly under management by SCM.  SCM receives an annual asset allocation fee of 15 basis points, based on the aggregate placement of funds in SAT portfolios, for the trust department’s use of its asset allocation software.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Bank has had, and expects to have in the future, various loans and other banking transactions in the ordinary course of business with the directors, executive officers, and principal shareholders of the Bank and the Company (or associate of such person).  All such transactions:  (i) have been and will be made in the ordinary course of business; (ii) have been and will be made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with unrelated persons; and (iii) in the opinion of management do not and will not involve more than the normal risk of collectability or present other unfavorable features.  At June 30, 2006 and 2005, the total dollar amount of extensions of credit to directors and executive officers identified above, and their associates (excluding extensions of credit which were less than $60,000 to any one such person and their associates) were $2,739,357 and $3,161,304, respectively, which represented approximately 7.01% and 8.67%, respectively, of total shareholders’ equity.

In providing the Bank’s customers with investment and insurance products, certain directors of Northeast Bancorp have an interest in businesses which have furnished such products to the Bank’s customers on a non-exclusive basis.

Except as described in this Proxy Statement, outside of normal customer relationships, none of the directors or officers of the Company, and no shareholder holding over 5% of the Company’s common stock and no corporations or firms with which such persons or entities are associated, currently maintains or has maintained since the beginning of the last fiscal year, any significant business or personal relationship with the Company or the Bank, other than such as arises by virtue of such position or ownership interest in the Company or the Bank.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

The firm of Baker, Newman & Noyes LLC, independent public accountants (“BNN”), has served as the Company’s auditors for the fiscal year ended June 30, 2006.  The audit committee has not yet taken action to select our independent auditors for the fiscal year ending June 30, 2007.  BNN is expected to have a representative present at the Annual Meeting who will be available to respond to appropriate questions from shareholders attending the meeting and to make a statement if they desire.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by BNN for the audit of the Company’s annual financial statements for the years ended June 30, 2006 and June 30, 2005 and fees billed for other services rendered by BNN during those periods.

	2006	2005
Audit Fees: (1)…………………………………………………………….	$96,700	$88,875
Audit-Related Fees: (2)…………………………………………………...	$21,220	$47,580
Tax Fees: (3)………………………………………………………………	$12,450	$14,900
All Other Fees (4)…………………………………………………………	$ 0	$ 0

_______________________

(1)           Audit fees consistent principally of audit work performed on the consolidated financial statements, as well as work generally only the independent auditors can reasonably be expected to provide, such as statutory audits.

(2)           Audit related fees consisted principally of audits of employee benefit plans in 2006 and 2005 fiscal years. BNN was retained in 2005 to provide us with an FDICIA internal control attestation.

(3)           Tax fees consisted principally of assistance with tax compliance, preparation of returns, and tax planning.

(4)           The Company generally does not engage BNN for “other” services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor.  In recognition of this responsibility, the Audit Committee has established a policy to pre-approve  all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit a list of services and related fees expected to be rendered during that year within each of four categories of services to the Audit Committee for approval.

•

Audit services include audit work performed on the financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and discussions surrounding the proper application of financial accounting and/or reporting standards.

•

Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

•

Tax services include all services, except those services specifically related to the audit of the financial statements, performed by the independent auditor’s tax personnel, including tax analysis, assisting with coordination of execution of tax related activities, primarily in the area of corporate development,  supporting other tax related regulatory requirements and tax compliance and reporting.

•

Other fees are those associated with services not captured in the other categories.  The Company generally doesn’t request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves independent auditor services within each category.  The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service.  During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories.  In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.  All audit-related, tax and other services for fiscal year 2006 were pre-approved by the  Audit Committee

The Audit Committee may delegate pre-approval authority to one or more of its members.  The Member to whom such authority is delegated must report, for informational purposes only, any pre-approval decision to the Audit Committee at its next scheduled meeting.

Audit Committee Report

The audited financial statements of the Company, at and for the three year period ended on June 30, 2006, are included in the 2006 Annual Report.  The Audit Committee oversees the Company’s financial reporting process and the independent audit of the annual consolidated financial statements.  The Audit Committee is governed by a formal written audit committee charter.  The Audit Committee reviews and reassesses the adequacy of the charter at least annually.

The Company, acting through its management and Board of Directors, has the primary responsibility for the financial statements and reporting process, including the systems of internal accounting controls.  Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, the financial reporting process, and internal controls.  BNN, independent auditors engaged by the Company, are responsible for auditing the Company’s annual financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of those audited financial statements under the standards of the Public Company Accounting Oversight Board (United States) (PCAOB).

In performing its oversight function, the Audit Committee has reviewed the audited financial statements with the Company’s management, including a discussion of the quality, not just the acceptability, of the accounting principles used, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.  The Audit Committee also has reviewed with BNN their judgments as to the quality and acceptability of the Company’s accounting principles.  Management and BNN have advised the Audit Committee that the Company’s consolidated financial statements were fairly stated in accordance with generally accepted accounting principles.  The Audit Committee discussed with BNN matters covered by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee also discussed with BNN their independence from the Company and management, including those matters in Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the letter and disclosures from BNN to the Audit Committee pursuant to Standard No. 1.  The Audit Committee confirmed that BNN had not provided any non-audit services to the Company during the 2006 fiscal year, with the exception of permitted tax compliance services

In addition, the Audit Committee discussed with its internal auditors and BNN the overall scope and plans for their respective audits.  The Audit Committee conferred with BNN, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.  The Audit Committee reviewed and discussed the audited consolidated financial statements of Northeast Bancorp as of and for the year ended June 30, 2006 with management, its internal auditors, and BNN.  Based on the reviews and the discussions referred to above, in reliance on management and BNN, and subject to the limitations of the role of the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2006, for filing with the Securities and Exchange Commission.  The Audit Committee has not yet taken action to approved the appointment of an independent accounting firm to audit the Company’s financial statements for its fiscal year ending June 30, 2007.

SUBMITTED BY THE FISCAL 2006 AUDIT COMMITTEE

Stephen W. Wight, Chairman	Judith W. Kelley
John B. Bouchard	James P. Day

STOCK PRICE PERFORMANCE GRAPH

Set forth below is a graph comparing the yearly percentage change in the cumulative total return of the Company’s Common Stock, including stock and cash dividends, against the cumulative total return on stock included in the S & P 500 Composite Index and in the Philadelphia KBW Bank Index for the last five years.  This presentation assumes that $100 was invested on June 30, 2001 in the Common Stock and all other indices, and that all dividends were reinvested.

Fiscal Years Ended June 30

	2002	2003	2004	2005	2006
Northeast Bancorp…………	117.72	133.33	159.11	172.34	179.01
S & P 500 Index…………...	82.01	82.22	97.93	104.12	113.11
PHLX/KBW Bank Index…..	93.14	99.88	112.71	120.28	134.98

Data and chart prepared and furnished by Research Data Group, Inc. (www.researchdatagroup.com/S&P.htm).  Copyright © 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc.  Used with permission.  All rights reserved.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Company’s issued and outstanding Common Stock as of September 15, 2006, by: (i) each director and nominee for director of the Company, (ii) each of the Named Executive Officers, (iii) all directors and executive officers of the Company as a group, and (iv) each person known to the Company beneficially owning more than 5% of the outstanding Common Stock.  Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all of the Common Stock owned by them.

Name of Beneficial Owner	Current Beneficial Ownership
	Number of Shares (1)	Percent of Class (2)
Directors and Certain Executive Officers
Judith W. Kelley……………………………………………………………	6,000(3)	*
James D. Delamater………………………………………………………	77,520(4)	3.16%
Gary W. Berlucchi………………………………………………………….	5,535	*
Marcel C.Blais……………………………………………………………..	2,414	*
John B. Bouchard…………………………………………………………..	11,348(5)	*
James P. Day………………………………………………………………..	2,325	*
Ronald J. Goguen…………………………………………………………...	0
Phillip C. Jackson…………………………………………………………...	24,910(6)	1.02%
Robert S. Johnson…………………………………………………………..	230	*
Pender J. Lazenby………………………………………………………….	0
John Rosmarin……………………………………………………………..	6,000(3)(7)	*
John H. Schiavi…………………………………………………………….	11,500(8)	*
Stephen W. Wight………………………………………………………….	21,255(3)(9)	*
Dennis A. Wilson…………………………………………………………..	46,850(3)	1.91%

All directors and executive officers as a group (16 persons)……………….	215,887(10)	8.80%

Other Beneficial Holders

Albert H. Desnoyers (11)…………………………………………………………	199,041	8.12%
210 Washington Drive
Watchung, NJ 07060

Tontine Financial Partners, LP (12)……………………………………………..	223,500	9.11%
200 Park Avenue, Suite 3900
New York, NY 10166

Sandler O’Neill Asset Management LLC (13)…………………………………	127,000	5.18%
780 Third Avenue, 30th Floor
New York, NY 10017

James Williams Nichols (14)…………………………………………………….	143,752	5.86%
175 Exchange Street
Bangor, Maine 04402

______________

*Less than 1%

(1)      In accordance with Rule 13d-3 promulgated pursuant to the Securities  Exchange Act of 1934, a person is deemed to be the beneficial owner of a security for purposes of the rule if he or she has or shares voting power or dispositive power with respect to such security or has the right to acquire such ownership within sixty days. As used herein, “voting power” is the power to vote or direct the voting of shares, and “dispositive power” is the power to dispose or direct the disposition of shares, irrespective of any economic interest therein.

(2)      In calculating the percentage ownership for a given individual or group, the number of shares of Common Stock outstanding includes unissued shares subject to options, warrants, rights or conversion privileges exercisable within sixty days  held by such individual or group, but are not deemed outstanding by any other person or group.

(3)      Includes 3,500 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(4)      Includes 20,000 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(5)      Includes 2,000 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(6)      Includes 8,500 shares of Common Stock which may be acquired pursuant to currently exercisable options, 5,850 shares of Common Stock held by Mr. Jackson’s spouse, as to which Mr. Jackson disclaims beneficial ownership, and 1,350 shares of Common Stock held by his children.

(7)      Includes 1,875 shares of Common Stock held by Mr. Rosmarin’s spouse as to which Mr. Rosmarin disclaims beneficial ownership.

(8)      Includes 2,500 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(9)      Includes 7,350 shares of Common Stock held by Mr. Wight’s spouse as to which Mr. Wight disclaims beneficial ownership, and 2,250 shares of Common Stock held by his children.

(10)     Includes 47,000 shares of Common Stock subject to options which may be acquired by such directors and executive officers as a group pursuant to currently exercisable options.

(11)    The ownership information set forth herein is based in its entirety on material contained in a Schedule 13D, dated March 6, 1995, filed with the SEC by Mr. Desnoyers, as adjusted to reflect the payment of a 50% stock dividend in December 1997.

(12)    The ownership information set forth herein is based in its entirety on material contained in Amendment No. 1 to Schedule 13G, dated February 9, 2005, filed with the SEC by a group consisting of Tontine Financial Partners, LP (“TFP”), Tontine Management, LLC the general partner of TFP (“TM”), and Jeffrey L. Gendell, the managing member of TM.

(13)    The ownership information set forth herein is based in its entirety on material contained in a Schedule 13D, dated October 9, 2003, filed with the SEC consisting of a group partnerships of which SOAM Holdings, LLC, a Delaware limited liability company (“Holdings”), is the sole general partner and to which Sandler, O’Neill Asset Management, Inc. (“SOAM”) provides administrative and management services, and Terry Maltese, the managing member and president of SOAM and Holdings.

(14)    The ownership information set forth herein is based in its entirety on material contained in a Schedule 13G, dated February 13, 2006, filed with the SEC by James Williams Nichols, doing business as Nichols Investment Management (“NIM”).  NIM discloses that it holds 143,752 shares on behalf of its advisory clients and has sole power to vote 2,878 shares and sole power to dispose of 143,752 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires all executive officers, directors, and persons who are the beneficial owner of more than 10% of the Common Stock of the Company to file reports of ownership with the Securities and Exchange Commission (the “SEC”) indicating their ownership of the Company's equity securities and to report any changes in that ownership.  Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failure to comply therewith during the fiscal year ended June 30, 2006. The Company believes that all of these filing requirements were satisfied by its executive officers, directors, and by the beneficial owners of more than 10% of the Common Stock.  In making this statement, the Company has relied on copies of the reporting forms received by it or on the written representations from certain reporting persons that no Forms 5 (Annual Statement of Changes in Beneficial Ownership) were required to be filed under applicable rules of the SEC.

SHAREHOLDER PROPOSALS

Eligible shareholders who wish to present proposals for action at the 2007 Annual Meeting of Shareholders should submit their proposals in writing to the Clerk of the Company at the address of the Company set forth on the first page of this Proxy Statement.  Proposals must be received by the Corporate Clerk no later than June 8, 2007 for inclusion in next year’s proxy statement and proxy card.  A shareholder is eligible to present proposals if, at the time he or she submits the proposals, the shareholder owns at least 1% or $2,000 in market value of Common Stock and has held such shares for at least one year, and the shareholder continues to own such shares through the date of the 2007 Annual Meeting.  Securities and Exchange Commission rules establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company’s proxy statement with respect to discretionary voting. The deadline for these proposals for the fiscal year 2007 annual meeting is August 22, 2007 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after this deadline, the Company’s proxy holders will be allowed to use their discretionary authority to vote against the stockholder proposal when and if the proposal is raised at our 2007 Annual Meeting.

SOLICITATION COSTS

The Company will bear the costs of preparing, assembling, and mailing the Proxy Statement, the form of proxy, and the 2006 Annual Report in connection with the Annual Meeting.  In addition to solicitation by use of mail, employees of the Company may solicit proxies personally or by telephone, by facsimile, or telegraph, but will not receive additional compensation therefore.  Arrangements may be made with banks, brokerage houses, and other institutions, nominees, and fiduciaries to forward the solicitation materials to beneficial owners and to obtain authorizations for the execution of proxies.  The Company will, upon request, reimburse those persons and entities for expenses incurred in forwarding proxy materials for the Annual Meeting to beneficial owners.

ANNUAL REPORT

The Company’s 2006 Annual Report for the fiscal year ended June 30, 2006, which includes financial statements, was mailed to shareholders together with the Notice of the Annual Meeting of Shareholders and Proxy Statement.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Board of Directors of the Company had not been informed of any matters which would be presented for action at the Annual Meeting other than the proposals specifically set forth in the Notice of Annual Meeting and referred to herein.  If any other matters are properly presented for action at the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote or refrain from voting in accordance with their best judgment on such matters after consultation with the Board of Directors.

The Company will provide without charge to any shareholder upon written request, a copy of the Company’s Annual Report on Form 10-K, including financial statements and schedules thereto for the fiscal year ended June 30, 2006, as filed with the Securities and Exchange Commission (without exhibits).  All such requests should be delivered to our executive offices c/o Suzanne Carney, Corporate Clerk, Northeast Bancorp, 500 Canal Street, Lewiston, Maine 04240.  Copies of exhibits will be provided upon written request and payment of a reasonable fee to cover the costs of reproduction and mailing.

By Order of the Board of Directors and President

Suzanne M. Carney
Clerk
Lewiston, Maine
October 6, 2006

NORTHEAST BANCORP

Annual Meeting of Shareholders, November 8, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of common stock of Northeast Bancorp (“Northeast”), a Maine corporation, does hereby appoint Judith W. Kelley and James D. Delamater, and each of them, as due and lawful attorneys-in-fact (each of whom shall have full power of substitution), to represent and vote as designated below all of the Northeast common stock that the undersigned held of record at 5:00 p.m., local time, on September 15, 2006, at the Annual Meeting of Shareholders of Northeast Bancorp to be held at Hilton Gardens-Auburn River Watch located at 14 Great Falls Plaza, Auburn, Maine on Wednesday, November 8, 2006 at 11:00 a.m., local time, or any adjournment thereof, on the following matters, and on such other business as  may properly come before the meeting:

1.          ELECTION OF DIRECTORS

Nominees:  James P. Day, James D. Delamater, John B. Bouchard, Ronald J. Goguen, Philip C. Jackson, Judith W. Kelley, Pender J. Lazenby, John Rosmarin, John H. Schiavi, Stephen W. Wight,  and Dennis A. Wilson.

œ FOR ALL NOMINEES LISTED ABOVE	œ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE

               (except as marked to the contrary below)

(Instructions: to withhold authority to vote for any individual nominee, write that nominees name in the space provided below.)

2.              In their discretion, on such other business as may properly come before the meeting (the Board of Directors is not aware of any matter other than the above proposals which is to be presented for action at the Annual Meeting).

All of the above proposals are described in greater detail in the accompanying Proxy Statement dated October 6, 2006, which descriptions are incorporated herein by reference.

(Please Sign and Date on Reverse Side)

 (Continued from other side)

PLEASE SIGN AND RETURN PROMPTLY.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER.  If no direction is given, this proxy will be voted FOR the election of all nominees as directors.

PLEASE ENTER THE NUMBER OF SHARES OF NORTHEAST BANCORP COMMON STOCK YOU OWN:____________________________

(Please sign, date, and return this proxy form exactly as your name or names appear below whether or not you plan to attend the meeting.)

é ù	□: I plan to attend the Annual Meeting.
□: I do not plan to attend the Annual Meeting.
Date , 2006
Signature(s):

Title or Authority (if applicable)

Please sign your name here exactly as it appears hereon.  Joint owners should each sign.  When signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other similar capacity, so indicate.  If the owner is a corporation, an authorized officer should sign for the corporation and state his or her title.  If shares are held in more than one capacity, this Proxy shall be deemed valid for all shares held in all capacities.

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